Exhibit 99.1

              Navigators Reports First Quarter Earnings

                      Navigators' Earnings up 26%


    NEW YORK--(BUSINESS WIRE)--April 30, 2007--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $19,672,000 or $1.17 per share for the 2007 first quarter compared to net income of $15,525,000 or $0.93 per share for the 2006 first quarter. The 2007 first quarter results include a net realized capital gain of $0.01 per share and the 2006 first quarter results include a net realized capital loss of $0.02 per share.

    Gross written premium and net written premium for the 2007 first quarter were $300,861,000 and $173,019,000, respectively, increases of 14% and 21% from the comparable 2006 period.

    The combined loss and expense ratio was 89.4% for both the 2007 and 2006 first quarters. The 2007 and 2006 first quarters' combined ratios were reduced by 4.9 and 3.7 loss ratio points, respectively, for net loss reserve redundancies relating to prior years. The 2007 first quarter net paid loss ratio was 31.3% compared to 37.5% for the comparable 2006 period.

    Navigators' Chief Executive Officer Stan Galanski commented, "We achieved excellent first quarter results. We continue to experience favorable loss development from prior years while adding approximately $38 million to our net loss reserves from year end. Our overall premium growth was strong, particularly in our Specialty and Professional Liability divisions, in line with our expectations. Our growth reflects the success of several new products launched over the past two years and increased net retentions of our business."

    Net investment income for the 2007 first quarter was $16,216,000, an increase of 29% compared to $12,550,000 for the comparable 2006 period. The pre-tax investment yield for the 2007 first quarter was 4.4% compared to 4.3% for the comparable 2006 period.

    Consolidated cash flow from operations for the 2007 first quarter was $20,078,000 compared to $28,637,000 for the 2006 comparable period. The 2007 and 2006 cash flow from operations was reduced by approximately $21,500,000 and $4,400,000, respectively, reflecting 2005 hurricane loss reinsurance recoveries to be collected from reinsurers in subsequent accounting periods.

    Stockholders' equity was $574,367,000 or $34.23 per share at March 31, 2007 compared to $551,343,000 or $32.94 per share at December 31, 2006. Statutory surplus of Navigators Insurance Company was
$535,539,000 at March 31, 2007.

    The Company will hold a conference call on Tuesday, May 1, 2007 starting at 8:30 a.m. ET to discuss the first quarter's results. To access the call, please dial 1-800-435-1261, using confirmation code 56685910. Internationally, the call may be accessed by dialing 617-614-4076 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the May 1st Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators' most recent Form 10-K and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)


                                            Three Months Ended
                                                 March 31,
                                            -------------------
Financial Highlights                          2007      2006    Change
------------------------------------------- --------- --------- ------

Gross written premium                       $300,861  $263,784     14%
Net written premium                          173,019   143,426     21%

Revenues:
   Net earned premium                        139,046   103,722     34%
   Commission income                             408     1,286    -68%
   Investment Income                          16,216    12,550     29%
   Net realized capital gains (losses)           201      (424)    NM
   Other income (expense)                        (71)      186     NM
                                            -------------------
   Total revenues                            155,800   117,320     33%
                                            -------------------

Operating expenses:
   Net losses and loss adjustment
     expenses incurred                        81,192    62,117     31%
   Commission expense                         17,099    13,705     25%
   Other operating expenses                   26,289    18,408     43%
   Interest expense                            2,215         -     NM
                                            -------------------
   Total operating expenses                  126,795    94,230     35%
                                            -------------------

Income before income taxes                    29,005    23,090     26%
                                            -------------------

Income tax expense (benefit):
   Current                                     9,276     9,332     -1%
   Deferred                                       57    (1,767)    NM
                                            -------------------
Income tax expense (benefit)                   9,333     7,565     23%
                                            -------------------

Net income                                  $ 19,672  $ 15,525     27%
                                            ===================


Per Share Data
-------------------------------------------

Net income per common share:
   Basic                                    $   1.17  $   0.93     26%
   Diluted                                  $   1.17  $   0.93     26%

Average shares outstanding:
   Basic                                      16,756    16,639
   Diluted                                    16,884    16,757

Underwriting Ratios
-------------------------------------------
Loss Ratio                                      58.4%     59.9%
Expense Ratio                                   31.0%     29.5%
                                            -------------------
Combined Ratio                                  89.4%     89.4%


Balance Sheet Data
------------------------------------------- Mar. 31,  Dec. 31,
                                              2007       2006
                                            --------- ---------
Stockholders' equity                        $574,367  $551,343      4%
Book value per share                        $  34.23  $  32.94      4%


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)



                                               March 31,    December
                                                   2007      31, 2006
                                               ----------- -----------
                                ASSETS
Investments and cash:
  Fixed maturities, available-for-sale, at
   fair value (amortized cost: 2007,
   $1,331,069; 2006, $1,263,284)               $1,328,824  $1,258,717
  Equity securities, available-for-sale, at
   fair value (cost: 2007, $39,484; 2006,
   $31,879)                                        45,380      37,828
  Short-term investments, at cost which
   approximates fair value                        130,202     176,961
  Cash                                              1,628       2,404
                                               ----------- -----------
         Total investments and cash             1,506,034   1,475,910
                                               ----------- -----------

  Premiums in course of collection                225,797     163,309
  Commissions receivable                            3,351       3,647
  Prepaid reinsurance premiums                    199,544     179,493
  Reinsurance receivable on paid losses           131,336     108,878
  Reinsurance receivable on unpaid losses and
   loss adjustment expenses                       872,436     911,439
  Net deferred income tax benefit                  29,502      30,422
  Deferred policy acquisition costs                53,733      41,700
  Accrued investment income                        13,348      13,052
  Goodwill and other intangible assets              8,040       8,012
  Other assets                                     22,740      20,824
                                               ----------- -----------

         Total assets                          $3,065,861  $2,956,686
                                               =========== ===========


                 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Reserves for losses and loss adjustment
   expenses                                    $1,606,283  $1,607,555
  Unearned premium                                469,269     415,096
  Reinsurance balances payable                    203,185     194,266
  Senior notes                                    123,587     123,560
  Federal income tax payable                       11,394       3,934
  Payable for securities purchased                  9,089         166
  Accounts payable and other liabilities           68,687      60,766
                                               ----------- -----------
         Total liabilities                      2,491,494   2,405,343
                                               ----------- -----------

Stockholders' equity:
  Preferred stock, $.10 par value, authorized
   1,000,000 shares, none issued                        -           -
  Common stock, $.10 par value, 50,000,000
   shares authorized for 2007 and 50,000,000
   for 2006; issued and outstanding:
   16,781,583 for 2007 and 16,735,898 for 2006      1,678       1,674
  Additional paid-in capital                      288,479     286,732
  Retained earnings                               279,136     259,464
  Accumulated other comprehensive income            5,074       3,473
                                               ----------- -----------
         Total stockholders' equity               574,367     551,343
                                               ----------- -----------

         Total liabilities and stockholders'
          equity                               $3,065,861  $2,956,686
                                               =========== ===========


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written Premium:                     First Quarter
                                      -----------------------
Insurance Companies:                     2007        2006      Change
                                      --------------------------------
Marine                                $   84,369  $   81,794        3%
Specialty                                 95,720      62,131       54%
Professional Liability                    20,482      18,134       13%
Other (includes run-off)                   8,303         188       NM
                                      -----------------------
                                         208,874     162,247       29%
Lloyd's Operations:
Marine                                    77,679      90,855      -15%
Professional Liability                     5,478       2,020      171%
Other                                      8,830       8,873        0%
                                      -----------------------
                                          91,987     101,748      -10%
Intercompany elimination                       -        (211)      NM
                                      -----------------------
Total                                 $  300,861  $  263,784       14%
                                      =======================

Net Written Premium:                       First Quarter
                                      -----------------------
Insurance Companies:                     2007        2006      Change
                                      --------------------------------
Marine                                $   44,927  $   41,515        8%
Specialty                                 58,554      40,519       45%
Professional Liability                    12,192       7,626       60%
Other (includes run-off)                   6,375         (16)      NM
                                      -----------------------
                                         122,048      89,644       36%
Lloyd's Operations:
Marine                                    45,488      51,403      -12%
Professional Liability                     3,383         829      308%
Other                                      2,100       1,550       35%
                                      -----------------------
                                          50,971      53,782       -5%
                                      -----------------------
Total                                 $  173,019  $  143,426       21%
                                      =======================

Net Earned Premium:                        First Quarter
                                      -----------------------
Insurance Companies:                     2007        2006      Change
                                      --------------------------------
Marine                                $   33,318  $   22,501       48%
Specialty                                 53,612      36,134       48%
Professional Liability                    13,037       8,732       49%
Other (includes run-off)                   1,845         (15)      NM
                                      -----------------------
                                         101,812      67,352       51%
Lloyd's Operations:
Marine                                    32,341      35,716       -9%
Professional Liability                     2,957         241       NM
Other                                      1,936         413      369%
                                      -----------------------
                                          37,234      36,370        2%
                                      -----------------------
Total                                 $  139,046  $  103,722       34%
                                      =======================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                            March 31, 2007

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate   Total
                              --------- ---------- --------- ---------
Gross premium written         $208,874  $  91,987            $300,861
Net premium written            122,048     50,971             173,019

Net earned premium             101,812     37,234             139,046
Net losses and loss
 adjustment expenses           (61,340)   (19,852)            (81,192)
Commission expense             (11,083)    (6,016)            (17,099)
Other operating expenses       (18,769)    (7,520)            (26,289)
Commission and other income /
 (expense)                         489       (152)                337
                              --------- ----------           ---------

Underwriting profit / (loss)    11,109      3,694              14,803

Investment income               13,654      2,151  $    411    16,216
Net realized capital gains /
 (losses)                          243        (42)        -       201
Interest expense                     -          -    (2,215)   (2,215)
                              --------- ---------- --------- ---------
Income (loss) before income
 tax
     expense (benefit)          25,006      5,803    (1,804)   29,005

Income tax expense (benefit)     7,911      2,054      (632)    9,333
                              --------- ---------- --------- ---------
Net Income (loss)             $ 17,095  $   3,749  $ (1,172) $ 19,672
                              ========= ========== ========= =========

Loss and loss expenses ratio      60.2%      53.3%               58.4%
Commission expense ratio          10.9%      16.2%               12.3%
Other operating expense ratio
 (1)                              18.0%      20.6%               18.7%
                              --------- ----------           ---------
Combined ratio                    89.1%      90.1%               89.4%
                              ========= ==========           =========

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Segment Information
                          Three Months Ended
                            March 31, 2006

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate   Total
                              --------- ---------- --------- ---------
Gross premium written (1)     $162,247  $ 101,748            $263,784
Net premium written             89,644     53,782             143,426

Net earned premium              67,352     36,370             103,722
Net losses and loss
 adjustment expenses           (39,954)   (22,163)            (62,117)
Commission expense              (7,124)    (6,581)            (13,705)
Other operating expenses       (13,433)    (4,975)            (18,408)
Commission and other income /
 (expense)                       1,206        266               1,472
                              --------- ----------           ---------

Underwriting profit              8,047      2,917              10,964

Investment income               10,410      2,007  $    133    12,550
Net realized capital gains /
 (losses)                          (75)      (349)        -      (424)
                              --------- ---------- --------- ---------
Income before income tax
     expense                    18,382      4,575       133    23,090

Income tax expense               5,916      1,601        48     7,565
                              --------- ---------- --------- ---------
Net Income                    $ 12,466  $   2,974  $     85  $ 15,525
                              ========= ========== ========= =========

Loss and loss expenses ratio      59.3%      60.9%               59.9%
Commission expense ratio          10.6%      18.1%               13.2%
Other operating expense ratio
 (2)                              18.2%      13.0%               16.3%
                              --------- ----------           ---------
Combined ratio                    88.1%      92.0%               89.4%
                              ========= ==========           =========

(1) Includes inter-segment transactions causing the row not to crossfoot.
(2) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                        Three Months Ended March 31, 2007
                  ----------------------------------------------------


                                                     Combined Ratio
                    Net      Losses                -------------------
Insurance          Earned    and LAE  Underwriting Loss  Expense Total
 Companies:        Premium   Incurred   Expenses
                  --------- --------- ------------ ----- ------- -----
Marine            $ 33,318  $ 20,171   $    7,113  60.5%   21.4% 81.9%
Specialty           53,612    31,766       16,492  59.3%   30.7% 90.0%
Professional
 Liability          13,037     8,484        4,323  65.1%   33.1% 98.2%
Other (includes
 run-off)            1,845       919        1,435    NM      NM    NM
                  --------- --------- ------------ ----- ------- -----
                   101,812    61,340       29,363  60.2%   28.9% 89.1%
Lloyd's
 Operations         37,234    19,852       13,688  53.3%   36.8% 90.1%
                  --------- --------- ------------ ----- ------- -----
Total             $139,046  $ 81,192   $   43,051  58.4%   31.0% 89.4%
                  ========= ========= ============ ===== ======= =====


                           Three Months Ended March 31, 2006
                  ----------------------------------------------------


                                                     Combined Ratio
                    Net      Losses                -------------------
Insurance          Earned    and LAE  Underwriting Loss  Expense Total
 Companies:        Premium   Incurred   Expenses
                  ----------------------------------------------------
Marine            $ 22,501  $ 13,500   $    6,046  60.0%   26.9% 86.9%
Specialty           36,134    21,157       10,524  58.6%   29.1% 87.7%
Professional
 Liability           8,732     5,309        2,711  60.8%   31.0% 91.8%
Other (includes
 run-off)              (15)      (12)          70    NM      NM    NM
                  ----------------------------------------------------
                    67,352    39,954       19,351  59.3%   28.8% 88.1%
Lloyd's
 Operations         36,370    22,163       11,290  60.9%   31.1% 92.0%
                  ----------------------------------------------------
Total             $103,722  $ 62,117   $   30,641  59.9%   29.5% 89.4%
                  ====================================================


                                   Amounts          Loss Ratio
                            ------------------------------------
                                                   March March
Net Incurred Loss Activity  March 31,  March 31,    31,    31,
For the Three Months Ended:   2007       2006      2007   2006
                            ------------------------------------
Insurance Companies:
  Loss and LAE payments     $ 29,343   $   20,170  28.8%   29.9%
  Change in reserves          31,997       19,784  31.4%   29.4%
                            ------------------------------------
  Net incurred loss and LAE   61,340       39,954  60.2%   59.3%
                            ------------------------------------

Lloyd's Operations:
  Loss and LAE payments       14,117       18,693  37.9%   51.4%
  Change in reserves           5,735        3,470  15.4%    9.5%
                            ------------------------------------
  Net incurred loss and LAE   19,852       22,163  53.3%   60.9%
                            ------------------------------------

Total
  Loss and LAE payments       43,460       38,863  31.3%   37.5%
  Change in reserves          37,732       23,254  27.1%   22.4%
                            ------------------------------------
  Net incurred loss and LAE $ 81,192   $   62,117  58.4%   59.9%
                            ====================================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                              3/31/2007  12/31/2006
                                                ---------- -----------
Insurance Companies:
       Marine                                    $182,769    $179,393
       Specialty                                  283,011     260,844
       Professional Liability                      57,545      51,571
       Other                                       19,778      19,299
                                                ---------- -----------
       Total Insurance Companies                  543,103     511,107
                                                ---------- -----------
Lloyd's Operations:
       Marine                                     174,178     173,497
       Other                                       16,566      11,512
                                                ---------- -----------
       Total Lloyd's Operations                   190,744     185,009
                                                ---------- -----------

       Total net loss reserves                   $733,847    $696,116
                                                ========== ===========

Total net case loss reserves                     $258,753    $243,183
Total net IBNR loss reserves                      475,094     452,933
                                                ---------- -----------

       Total net loss reserves                   $733,847    $696,116
                                                ========== ===========

    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President and Chief Financial Officer pmalvasio@navg.com www.navg.com